EXHIBIT 10.2

AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED CREDIT AND
SECURITY AGREEMENT

                       THIS AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 11, 2008, by and among:

               (1)      QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the “Borrower”),

               (2)      QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (together with the Borrower, the “Loan Parties”),

               (3)      VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company (“VFCC”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to VFCC (together with VFCC, the “VFCC Group”),

               (4)      GOTHAM FUNDING CORPORATION, a Delaware corporation, as assignee of Atlantic Asset Securitization LLC (together with its successors, “Gotham” and together with VFCC, the “Conduits”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), in its capacity as a Liquidity Bank to Gotham (together with Gotham, the “Gotham Group”),

               (5)      WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the VFCC Group (the “VFCC Agent” or a “Co-Agent”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (the “Gotham Agent” or a “Co-Agent”),

               (6)      WACHOVIA BANK, NATIONAL ASSOCIATION, as existing administrative agent for the VFCC Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Withdrawing Administrative Agent”), and

               (7)      THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as successor administrative agent for the VFCC Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), with respect to that certain Third Amended and Restated Credit and Security Agreement dated as of April 20, 2004, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

1

                       Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

                       WHEREAS, Atlantic Asset Securitization LLC assigned all of its right, title, interest and obligations (if any) in, to and under the Existing Agreement to Gotham;

                       WHEREAS, Calyon New York Branch assigned all of its right, title, interest and obligations, as a Liquidity Bank and as a Co-Agent, in, to and under the Existing Agreement to BTMU; and

                       WHEREAS, the parties hereto desire to replace Wachovia Bank, National Association, as Withdrawing Administrative Agent, with The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent, under the Existing Agreement.

                       NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                       1.     Amendment to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the penultimate sentence of Section 11.1(a) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

               “Each of the Lenders and the Co-Agents hereby irrevocably designates and appoints The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch as Administrative Agent hereunder and under the Transaction Documents to which the Administrative Agent is a party, and authorizes the Administrative Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto.”

On the terms and subject to the conditions set forth in the Transaction Documents, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch hereby accepts the appointment as, and agrees to perform the duties of, the Administrative Agent. The Withdrawing Administrative Agent hereby agrees to execute such assignments, amendments and other documents as may be reasonably required to give effect to the foregoing amendment.

                       2.     Representations.

                       2.1.   Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2

                       2.2.      Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                       3.        Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent and the Withdrawing Administrative Agent of a counterpart hereof duly executed by each of the parties hereto.

                       4.        Miscellaneous.

                       4.1.      Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                       4.2.      THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                       4.3.      EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                       4.3.1.   IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                       4.3.2.   TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                       4.4.      This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

<Signature pages follow>

3

                       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Robert F. O’Keef
Name: Robert F. O’Keef
Title: Vice President & Treasurer

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert F. O’Keef
Name: Robert F. O’Keef
Title: Vice President & Treasurer

[Signature Page to Amendment No. 7 to Third Amended and Restated Credit and Security Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY, AS
WITHDRAWING ADMINISTRATIVE AGENT AND AS VFCC AGENT

By:	/s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Managing Director

[Signature Page to Amendment No. 7 to Third Amended and Restated Credit and Security Agreement]

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director

[Signature Page to Amendment No. 7 to Third Amended and Restated Credit and Security Agreement]

GOTHAM FUNDING CORPORATION

By:	/s/ R. Douglas Donaldson
Name: R. Douglas Donaldson
Title: Treasurer

[Signature Page to Amendment No. 7 to Third Amended and Restated Credit and Security Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH, individually as a Liquidity Bank

By:	/s/ J. Carlos
Name: J. Carlos
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH, as Gotham Agent

By:	/s/ Aditya Reddy
Name: Aditya Reddy
Title: VP & Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH, as Administrative Agent

By:	/s/ Aditya Reddy
Name: Aditya Reddy
Title: VP & Manager

[Signature Page to Amendment No. 7 to Third Amended and Restated Credit and Security Agreement]